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                                                                  EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement (File No. 333-00224) on Form S-8.

                                          ARTHUR ANDERSEN LLP

San Jose, California
June 28, 1996